Exhibit 10.1
Execution Copy
$400,000,000
TRICO SHIPPING AS
11 7/8% Senior Secured Notes due 2014
EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
October 30, 2009
Barclays Capital Inc.
c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Ladies and Gentlemen:
          Trico Shipping AS, a Norwegian limited company (the “Issuer”) and subsidiary of Trico Marine Services, Inc., a Delaware corporation (the “Parent”), proposes to issue and sell to the initial purchaser (the “Initial Purchaser”) named in that certain Purchase Agreement, dated October 16, 2009 (the “Purchase Agreement”), among the Issuer, the Parent, the other Guarantors (as defined below) and Barclays Capital Inc., on behalf of the Initial Purchasers, upon the terms set forth therein, $400,000,000 aggregate principal amount of the Issuer’s 11 7/8% Senior Secured Notes due 2014 (the “Securities”) to be issued pursuant to an indenture, dated as of the date hereof (as the same may be modified, supplemented or amended from time to time, the “Indenture”), among the Issuer, the Guarantors and Wells Fargo Bank, N.A., as trustee, which Securities will be unconditionally guaranteed on a senior secured basis by each of the Guarantors.
          Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.
          As an inducement to the Initial Purchaser to enter into the Purchase Agreement and to purchase the Securities, the Issuers and the Guarantors agree with you for the benefit of the Holders (as defined below) as follows:
          1. Definitions. As used in this Agreement, the following terms shall have the following meanings:
     “Affiliate” of any specified Person shall mean any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Agreement” shall mean this Exchange and Registration Rights Agreement.

     “Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.
     “Blackout Period” shall have the meaning set forth in Section 4(b).
     “Blue Sky Application” shall have the meaning set forth in Section 6(a).
     “Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.
     “Effectiveness Target Date” shall have the meaning set forth in Section 2(a).
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
     “Exchange Date” shall have the meaning set forth in Section 2(a)(ii).
     “Exchange Offer” shall mean the exchange offer by the Issuer and the Guarantors of Exchange Securities for Transfer Restricted Securities pursuant to Section 2(a).
     “Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a).
     “Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.
     “Exchange Securities” shall mean the securities to be issued by the Issuer and guaranteed by the Guarantors under the Indenture containing terms substantially identical to the terms of the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to the requirements to pay Special Interest pursuant to Section 2(e)) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.
     “FINRA” shall have the meaning set forth in Section 3(d).
     “FINRA Rules” shall have the meaning set forth in Section 3(q).
     “Guarantors” shall mean the Parent and each of the entities listed on Schedule I to the Purchase Agreement, together with any Guarantor’s successors and any additional parties that become guarantors of the Securities under the Indenture.
     “Holders” shall mean the Initial Purchaser, for so long as it owns any Transfer Restricted Securities, and its successors, assigns and direct and indirect transferees who become owners of Transfer Restricted Securities under the Indenture; provided that for purposes of Sections 5 and 6, the term “Holders” shall include Participating Broker-Dealers.
     “Indemnified Person” shall have the meaning set forth in Section 6(c).
     “Indemnifying Person” shall have the meaning set forth in Section 6(c).
     “Initial Purchaser” shall have the meaning set forth in the preamble.

     “Indenture” shall have the meaning set forth in the preamble, as the same may be amended from time to time in accordance with the terms thereof.
     “Inspector” shall have the meaning set forth in Section 3(n).
     “Issuer” shall have the meaning set forth in the preamble and shall also include the Issuer’s successors.
     “Issuer FWP” shall have the meaning set forth in Section 6(a).
     “Losses” shall have the meaning set forth in Section 6(a).
     “Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of Transfer Restricted Securities outstanding from time to time.
     “Participating Broker-Dealer” shall have the meaning set forth in Section 5(a).
     “Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.
     “Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.
     “Purchase Agreement” shall have the meaning set forth in the preamble.
     “Registration Default” shall have the meaning set forth in Section 2(e)(vi).
     “Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Issuer and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Transfer Restricted Securities), (iii) all expenses of any Persons not otherwise specifically addressed herein in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under the Trust Indenture Act, and the rules and regulations of the SEC applicable to an indenture which is qualified thereunder, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuer and the Guarantors and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be Akin Gump Strauss Hauer & Feld unless another firm shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchaser) and (viii) the fees and disbursements of the independent public accountants of the Issuer and the Guarantors including the expenses of any special audits, “comfort” letters, required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Securities by a Holder.
     “Registration Statement” shall mean any registration statement of the Issuer and the Guarantors that covers any of the Exchange Securities or Transfer Restricted Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.
     “Reviewed Filings” shall have the meaning set forth in Section 3(j).
     “SEC” shall mean the Securities and Exchange Commission.
     “Securities” shall have the meaning set forth in the preamble.
     “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
     “Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b).
     “Shelf Filing Date” shall have the meaning set forth in Section 2(b).
     “Shelf Registration” shall mean a registration effected pursuant to Section 2(b).
     “Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuer and the Guarantors that covers all of the Transfer Restricted Securities (but no other securities unless approved by the Holders of a majority of the aggregate principal amount of Transfer Restricted Securities which are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.
     “Special Interest” shall have the meaning set forth in Section 2(e).
     “Staff” shall mean the staff of the SEC.
     “Transfer Restricted Securities” shall mean the Securities; provided that a Security shall cease to be a Transfer Restricted Security on the earliest to occur of (i) the date on which such Security has been exchanged by a Person other than a broker-dealer for an Exchange Security in the Exchange Offer; (ii) following the exchange by a broker-dealer in the Exchange Offer of a Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement; (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act.
     “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.
     “Trustee” shall mean the trustee with respect to the Securities under the Indenture.

     “Underwriters” shall have the meaning set forth in Section 3.
     “Underwritten Offering” shall mean an offering in which Transfer Restricted Securities are sold to an Underwriter for reoffering to the public.
     “Unrestricted Securities” shall mean the Securities issued by the Issuer and guaranteed by the Guarantors under the Indenture containing terms substantially identical to the Securities (except that the Unrestricted Securities will not be subject to restrictions on transfer or the requirements to pay Special Interest pursuant to Section 2).
          2. Exchange Offer and Registration Under the Securities Act.
          (a) Exchange Offer. To the extent not prohibited by any applicable law or applicable policies or interpretations of the Staff, the Issuer and the Guarantors shall (i) within 210 days (or, if the 210th day is not a Business Day, the next Business Day thereafter) after the Closing Date, cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Transfer Restricted Securities for Exchange Securities, (ii) use their respective commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 270 days (or, if the 270th day is not a Business Day, the next Business Day thereafter) after the Closing Date (the “Effectiveness Target Date”) and remain effective until the closing of the Exchange Offer, (iii) as soon as practicable after the effectiveness of the Exchange Offer Registration Statement, offer the Exchange Securities in exchange for the Securities and (iv) keep the Exchange Offer open for not less than 30 days (or longer if required by law) after the date notice of the Exchange Offer is mailed to the Holders. The Issuer and the Guarantors shall use their respective commercially reasonable efforts to complete the Exchange Offer on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in any event on or prior to the 360th day after the Closing Date, or longer if required by the federal securities laws.
          The Issuer and the Guarantors shall commence the Exchange Offer by promptly mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:
          (i) that the Exchange Offer is being made pursuant to this Agreement and that all Transfer Restricted Securities validly tendered and not properly withdrawn will be accepted for exchange;
          (ii) the date of acceptance for exchange (which shall be a period of at least 30 days from the date such notice is mailed) (the “Exchange Date”);
          (iii) that any Transfer Restricted Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement;
          (iv) that any Holder electing to have a Transfer Restricted Security exchanged pursuant to the Exchange Offer will be required to surrender such Transfer Restricted Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the Exchange Date; and
          (v) that any Holder will be entitled to withdraw its election, not later than the close of business on the Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the aggregate principal amount of Transfer Restricted Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged.
          As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Issuer and the Guarantors that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Issuer or any Guarantor, and (iv) it either (A) is not a broker-dealer or (B) it is a broker-dealer that acquired the Securities for its own account as a part of its market-making or other trading activities and will deliver a Prospectus in connection with any resale of such Exchange Securities.
          As soon as practicable after the Exchange Date, the Issuer and the Guarantors shall:
          (i) accept for exchange Transfer Restricted Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and
          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Transfer Restricted Securities or portions thereof so accepted for exchange by the Issuer and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Transfer Restricted Securities surrendered by such Holder.
          Notwithstanding any other provisions hereof, the Issuer will ensure that (i) any Exchange Offer Registration Statement complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
          (b) Shelf Registration Statement. If (i) the Issuer, upon advice of its outside counsel, determines that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as practicable after the Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed on or prior to the date specified therefor in Section 2(a), or (iii) any Holder notifies the Issuer prior to the 20th Business Day following the Exchange Date that it (x) is prohibited by law or the applicable interpretations of the Staff from participating in the Exchange Offer, (y) may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a Prospectus and the Prospectus included in the Exchange Offer Registration Statement is not appropriate or available for such resales, or (z) is a broker-dealer and owns Securities acquired directly from the Issuer or an Affiliate of the Issuer, the Issuer and the Guarantors shall use their respective commercially reasonable efforts to cause to be filed as soon as practicable after such determination or notification, as the case may be, a Shelf Registration Statement providing for the resale of all the Transfer Restricted Securities by the Holders thereof and to have such Shelf Registration Statement declared effective by the SEC.
          If the Issuer and the Guarantors are required to file a Shelf Registration Statement pursuant to Section 2(b), the Issuer and the Guarantors shall use their respective commercially reasonable efforts to file the Shelf Registration Statement with the SEC on or prior to the 90th day after such filing obligation arises (the “Shelf Filing Date”) and to cause the Shelf Registration Statement to be declared effective under the Securities Act by the SEC on or prior to the 90th day after the date on which the Shelf Registration Statement is filed.
          The Issuer and the Guarantors agree to use their respective commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the earliest of (i) the time the Securities covered by the Shelf Registration Statement can be sold pursuant to Rule 144 under the Securities Act without any limitations under clauses (c), (e), (f) and (h) of Rule 144, (ii) two years from the Closing Date and (iii) the date on which all Securities registered thereunder have been disposed of in accordance therewith (the “Shelf Effectiveness Period”). The Issuer and the Guarantors shall be deemed not to have used their respective commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such securities during the Shelf Effectiveness Period, unless (i) such action is required by applicable law, (ii) the Issuer and the Guarantors comply with this Agreement or (iii) such action is taken by the Issuer in good faith and for valid business reasons (not including avoidance of the Issuer’s and the Guarantors’ obligations hereunder), including the acquisition or divestiture of assets, so long as the Issuer and the Guarantors promptly thereafter comply with the requirements of Section 3(i), if applicable.
          The Issuer and the Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Issuer for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations or if reasonably requested by a Holder of Transfer Restricted Securities with respect to information relating to such Holder, and to use their respective commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Issuer and the Guarantors agree to furnish to the Holders of Transfer Restricted Securities copies of any such supplement or amendment promptly after its being filed with (in the case of a supplement) or declared effective by (in the case of an amendment) the SEC. Each Holder participating in such Shelf Registration Statement shall notify the Issuer promptly of any sale of Securities by it.
          The Issuer may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Issuer such information regarding the Holder and the distribution of the Securities as the Issuer may from time to time reasonably require for inclusion in the Shelf Registration Statement, including requiring the Holder to properly complete and execute such selling Security Holder notice and questionnaires, and any amendments or supplements thereto, as the Issuer may reasonably deem necessary or appropriate, and the Issuer may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.
          Notwithstanding any other provisions of this Agreement to the contrary, the Issuer shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of its respective effective date, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
          (c) Registration Expenses. The Issuer shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) and Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Transfer Restricted Securities pursuant to the Shelf Registration Statement or, if a

Participating Broker-Dealer, relating to the sale or disposition pursuant to the Exchange Offer Registration Statement.
          (d) Conditions to Exchange Offer. The Issuer and the Guarantors shall use their respective commercially reasonable efforts to complete the Exchange Offers as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that (i) the Exchange Offer shall not violate applicable law, policy or any applicable interpretation of the Staff, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which has resulted or could reasonably be expected to result in a temporary or permanent injunction prohibiting the Issuer from proceeding with the Exchange Offer and (iii) all governmental approvals shall have been obtained, which approvals the Issuer deems necessary (based on advice of outside counsel) for the consummation of the Exchange Offer. The Issuer shall inform the Initial Purchaser, upon its request, of the names and addresses of the Holders to whom any Exchange Offer is made, and the Initial Purchaser shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Securities in any Exchange Offer.
          (e) Special Interest. The Issuer shall pay, as liquidated damages, additional cash interest (“Special Interest”) on the Transfer Restricted Securities if:
          (i) the Issuer and the Guarantors fail to file an Exchange Offer Registration Statement with the SEC on or prior to the 210th day after the Closing Date;
          (ii) the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Target Date;
          (iii) the Exchange Offer is not consummated on or before the 360th day after the Closing Date;
          (iv) the Issuer and the Guarantors are obligated to file a Shelf Registration Statement pursuant to Section 2(b), and the Issuer and the Guarantors fail to file the Shelf Registration Statement with the SEC on or prior to the Shelf Filing Date;
          (v) the Issuer and the Guarantors are obligated to file a Shelf Registration Statement pursuant to Section 2(b), the Shelf Registration Statement is not declared effective under the Securities Act by the SEC on or prior to the 90th day after the Shelf Filing Date; or
          (vi) after the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is declared effective, such Registration Statement thereafter ceases to be effective or usable during the period in which such Registration Statement is required to be effective and usable pursuant to this Agreement (each such event referred to in this clause (vi) and the preceding clauses (i) through (v) being called a “Registration Default”), from and including the date on which any such Registration Default shall occur but excluding the date on which all Registration Defaults have been cured.
          A Registration Default referred to in paragraphs (iv), (v) or (vi) of this Section 2(e) shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related Prospectus if such Registration Default has occurred as a result of any event of the kind described in Section 3(e)(v); provided, however, that Special Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured if such Registration Default occurs for a continuous period in excess of 60 days.

          The rate of the Special Interest will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 0.50% per annum. Such Special Interest will be in addition to any other interest payable from time to time with respect to the Transfer Restricted Securities.
          All accrued Special Interest shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each interest payment date, as more fully set forth in the Indenture and the Securities. Notwithstanding the fact that any Securities for which Special Interest are due cease to be Transfer Restricted Securities, all obligations of the Issuer to pay Special Interest with respect to Securities shall survive until such time as such obligations with respect to such Securities shall have been satisfied in full.
          An Exchange Offer Registration Statement pursuant to Section 2(a) or a Shelf Registration Statement pursuant to Section 2(b) will not be deemed to have become effective unless it has been declared effective by the SEC.
          3. Registration Procedures. In connection with their obligations pursuant to Section 2(a) and Section 2(b), the Issuer and the Guarantors shall as expeditiously as possible:
          (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, in accordance with the applicable periods provided in Section 2, which form (x) shall be selected by the Issuer and the Guarantors (y) shall, in the case of a Shelf Registration, be available for the sale of the Transfer Restricted Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form; and use their respective commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable periods in accordance with Section 2 and Section 4;
          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable periods in accordance with Section 2 and Section 4 and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Transfer Restricted Securities or Exchange Securities;
          (c) in the case of a Shelf Registration, furnish to each Holder and each Participating Broker-Dealer of Transfer Restricted Securities, to counsel for the Initial Purchaser, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Transfer Restricted Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto, to facilitate the sale or other disposition of the Transfer Restricted Securities thereunder; and the Issuer and the Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Transfer Restricted Securities and any such Underwriters in connection with the offering and sale of the Transfer Restricted Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;
          (d) use their respective commercially reasonable efforts to register or qualify the Transfer Restricted Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Transfer Restricted Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC; cooperate with the Holders in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc. (the “FINRA”), including if the FINRA Rules so require, engaging a “qualified independent underwriter” (as defined in NASD Rule 2720) (“QIU”) as contemplated therein and otherwise applying the provisions of this Agreement to such QIU as though it were a participating underwriter; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Transfer Restricted Securities owned by such Holder; provided that neither the Issuer nor any Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;
          (e) in the case of a Shelf Registration, notify each Holder of Transfer Restricted Securities, counsel for such Holders and counsel for the Initial Purchaser promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement and any amendment thereto has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Transfer Restricted Securities covered thereby, the representations and warranties of the Issuer or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Transfer Restricted Securities cease to be true and correct in all material respects or if the Issuer or any Guarantor receives any notification with respect to the suspension of the qualification of the Transfer Restricted Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement or Exchange Offer Registration Statement is effective that requires the making of any changes in such Registration Statement or Prospectus so that as of such date, such Registration Statement or Prospectus does not include an untrue statement of material fact or omit to state a material fact necessary to make the statements made therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading or upon discovery that such Registration Statement or Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) and (vi) of any determination by the Issuer or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate;
          (f) use their respective commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;
          (g) in the case of a Shelf Registration, furnish to each Holder of Transfer Restricted Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference);
          (h) in the case of a Shelf Registration, cooperate with the selling Holders of Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends and enable such Transfer Restricted Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as the selling Holders may reasonably request at least one Business Day prior to the closing of any sale of Transfer Restricted Securities;
          (i) upon the occurrence of any event contemplated by Section 3(e)(v), use their respective commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Transfer Restricted Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; and the Issuer shall notify the Holders of Transfer Restricted Securities to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission;
          (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any pre-effective amendment to a Registration Statement or a Prospectus and, in the case of an Underwritten Offering, any post-effective amendment to a Registration Statement, or supplement to a Prospectus filed during the period in which a Prospectus is required to be delivered in connection with such Underwritten Offering (collectively, the “Reviewed Filings”) (excluding any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement), provide copies of such document to the Initial Purchaser and its counsel (and, in the case of a Shelf Registration Statement, to the Holders of Transfer Restricted Securities and their counsel) and make such representatives of the Issuer and the Guarantors as shall be reasonably requested by the Initial Purchaser or its counsel (and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Securities or their counsel) available for discussion of such document; and the Issuer and the Guarantors shall not make any Reviewed Filing (excluding any document that is to be incorporated by reference into a Registration Statement or a Prospectus), of which the Initial Purchaser and its counsel (and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Securities and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchaser or its counsel (and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Securities or their counsel) shall reasonably object;
          (k) obtain a CUSIP number for all Exchange Securities or Transfer Restricted Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with certificates for such Exchange Securities or Transfer Restricted Securities, in a form eligible for deposit with The Depository Trust Company;
          (l) comply with all applicable rules and regulations of the SEC and shall make generally available to its Holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Issuer’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period;
          (m) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Transfer Restricted Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; execute, and use their respective commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner; and in the event that such qualification would require the appointment of a new trustee under the Indenture, appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture;
          (n) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Transfer Restricted Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys, accountants or other agents designated by the Holders or any Underwriter, at reasonable times and in a reasonable manner (including, if so requested, prior to the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and each closing under any underwriting or similar agreement as and to the extent required thereunder), all pertinent financial and other records, documents and properties of the Issuer and the Guarantors and cause the respective officers, directors and employees of the Issuer and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney, accountant or agent in connection with a Shelf Registration Statement; provided that if any such information is identified in writing by the Issuer or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with applicable law or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality other than as a result of disclosure of such information by any such Person;
          (o) in the case of a Shelf Registration, use their respective commercially reasonable efforts to cause all Transfer Restricted Securities to be listed on any securities exchange or any automated quotation system, if any, on which the Exchange Securities are then listed, if requested by the Holders of a majority in principal amount of the Transfer Restricted Securities included in the Shelf Registration, to the extent such Transfer Restricted Securities satisfy applicable listing requirements;
          (p) if reasonably requested by any Holder of Transfer Restricted Securities covered by a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable as the Issuer has received notification of the matters to be incorporated in such filing;
          (q) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or Exchange Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules of the FINRA or any successor thereto as amended from time to time (the “FINRA Rules”)) thereof, whether as a Holder of such Securities or Exchange Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such FINRA Rules, including, without limitation, by (i) if such FINRA Rules, including NASD Rule 2720, shall so require, engaging a QIU to participate in the preparation of the Registration Statement relating to such Securities or Exchange Securities, to exercise usual standards of due diligence in respect thereto, (ii) indemnifying any such QIU to the extent of the indemnification of underwriters provided in Section 6 hereof and (iii) providing such information to such broker-dealer as may be required for such broker-dealer to comply with the requirements of the FINRA Rules; and
          (r) in the case of a Shelf Registration, enter into such customary agreements (including underwriting agreements) and take all such other actions in connection therewith (including those reasonably requested by the Holders of a majority in principal amount of the Transfer Restricted Securities being sold) to expedite or facilitate the registration or the disposition of such Transfer Restricted Securities including, but not limited to, in an Underwritten Offering and in such connection, (i) make representations and warranties to the Holders and any Underwriters of such Transfer Restricted Securities with respect to the business of the Issuer and its subsidiaries, the Registration Statement,

Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Issuer and the Guarantors (which opinions, with the consent of the Underwriters (such consent not to be unreasonably withheld), may include the opinion of the Issuer’s in-house counsel with respect to certain matters and which shall be reasonably satisfactory to such Underwriters and their counsel) addressed to each Underwriter of Transfer Restricted Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain “comfort” letters from the independent certified public accountants of the Issuer and the Guarantors, as applicable (and, if necessary, any other certified public accountant of any subsidiary of the Issuer or any Guarantor (as applicable), or of any business acquired by the Issuer or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Underwriter of Transfer Restricted Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, (iv) obtain oil and gas reserve report letters from independent petroleum engineering firms, (v) cause any underwriting agreement entered into in connection therewith to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures reasonably acceptable to the Majority Holders and the Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 6, and (vi) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Transfer Restricted Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuer and the Guarantors made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement; provided, however, that the Issuer and the Guarantors shall not be responsible for payment of any underwriter discounts or commissions.
          The foregoing actions set forth in clauses (i), (ii), (iii) and (v) of this Section 3(r) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.
          The Issuer shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.
          The Issuer shall not, without the prior consent of the Initial Purchaser (such consent not to be unreasonably withheld), make any offer relating to the Securities that would reasonably be expected to constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act.
          In the case of a Shelf Registration Statement, the Issuer may require each Holder of Transfer Restricted Securities to furnish to the Issuer such information regarding such Holder and the proposed disposition by such Holder of such Transfer Restricted Securities as the Issuer may from time to time reasonably request in writing.
          The Holders of Transfer Restricted Securities covered by a Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the “Underwriters”) that will administer the offering will be selected by the Majority Holders of the Transfer Restricted Securities included in such offering, subject to the Issuer’s consent (such consent not to be unreasonably withheld, conditioned or delayed).
          4. Blackout Periods

          (a) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 3(e)(iii), 3(e)(iv) or 3(e)(v), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) or notice from the Issuer that the use of the Prospectus may be resumed, and, if so directed by the Issuer, such Holder will deliver to the Issuer all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that is current at the time of receipt of such notice. The Issuer and the Guarantors agree to proceed promptly and in good faith to amend or supplement (including by way of filing documents under the Exchange Act which are incorporated by reference into the related Prospectus to describe such events) such Registration Statement.
          (b) If the Issuer shall give any such notice to suspend the disposition of Transfer Restricted Securities pursuant to a Registration Statement, the Issuer shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus or notice from the Issuer necessary to resume such dispositions (such period, a “Blackout Period”). The Issuer may give any such notice only three times during any 365-day period and any such suspensions shall not exceed 60 days for each suspension and 90 days in the aggregate for all suspensions during any 365-day period and there shall not be more than three suspensions in effect during any 365-day period; provided, however, that a suspension for a period not to exceed 7 days that occurs solely as a result of the filing of a post-effective amendment to a Registration Statement to incorporate annual or quarterly financial information with respect to the Issuer and its subsidiaries where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus shall not be deemed a suspension for purposes of calculating the limits set forth in this sentence; provided, further, that in any case, if such Blackout Period occurs for a continuous period in excess of 60 days, a Registration Default shall be deemed to have occurred on the 61st day of such Blackout Period and Special Interest shall be payable in accordance with Section 2(e) from the day such Registration Default occurs until such Registration Default is cured or until the Issuer and the Guarantors are no longer required pursuant to this Agreement to keep such Registration Statement effective or such Registration Statement or the related Prospectus usable.
          5. Participation of Broker-Dealers in Exchange Offer.
          (a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.
          The Issuer and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and setting forth the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

          (b) In light of the above, and notwithstanding the other provisions of this Agreement, the Issuer and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), and to use their respective commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective for a period of at least 90 days following the Exchange Date or such longer period not to exceed 150 days if reasonably requested in writing by one or more Participating Broker-Dealers, to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers or other Persons, if any, with similar Prospectus delivery requirements, consistent with the positions of the Staff recited in Section 5(a) above. The Issuer and the Guarantors further agree that Participating Broker-Dealers, and other Persons, if any, shall be authorized to deliver such Prospectus during such period in connection with the resales contemplated by this Section 5.
          The Issuer and the Guarantors shall provide sufficient copies of the latest version of the Prospectus to Participating Broker-Dealers promptly upon request at any time during such 90-day period (or such longer period as may be requested pursuant to the foregoing paragraph) in order to facilitate resales.
          (c) The Initial Purchaser shall have no liability to the Issuer, any Guarantor, or any Holder with respect to any request that they may make pursuant to Section 5(b) above.
          6. Indemnification and Contribution.
          (a) Each of the Issuer and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder and with respect to any Prospectus delivery as contemplated by Section 5, each Participating Broker-Dealer, their respective Affiliates, directors, officers, employees and agents and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities and/or Exchange Securities and without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several (“Losses”), that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Registration Statement or any Prospectus or in any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Issuer FWP”) or (B) any blue sky application or other document prepared or executed by the Issuer or any Guarantor (or based upon any written information furnished by the Issuer or any Guarantor) specifically for the purpose of qualifying any or all of the Transfer Restricted Securities or Exchange Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any such Initial Purchaser or Holder in connection with, or relating in any manner to, the Transfer Restricted Securities or the Exchange Securities or any Exchange Offer contemplated hereby, and which is included as part of or referred to in any Losses arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Issuer and the Guarantors shall not be liable for any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such Losses resulted solely from any such act or failure to act undertaken or omitted to be taken by such Initial Purchaser or Holder, as the case may be, through its gross negligence or willful misconduct), and shall reimburse each such Initial Purchaser or Holder and each such officer, director, employee, agent or controlling person promptly upon written demand for any legal or other expenses reasonably incurred by that Initial Purchaser or Holder, officer, director, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such Losses as such expenses are incurred; provided, however, that the Issuer and the Guarantors shall not be liable in any such case to the extent that any such Losses arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus, Registration Statement, Issuer FWP or Blue Sky Application in reliance upon and in conformity with the written information concerning such Initial Purchaser or Holder furnished to the Issuer by or on behalf of such Initial Purchaser or Holder specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Issuer may otherwise have to any Holder or to any officer, director, employee, agent or controlling person of that Holder.
          (b) Each Holder of Transfer Restricted Securities and Exchange Securities covered by a Registration Statement agrees, severally and not jointly, to indemnify and hold harmless the Issuer, the Guarantors, the Initial Purchaser and the other selling Holders, the directors of the Issuer and the Guarantors each officer of the Issuer and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Issuer, the Guarantors any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any Losses that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Issuer in writing by or on behalf of such Holder expressly for use in any Registration Statement, any Prospectus, any Issuer FWP and any Blue Sky Application.
          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to other Indemnified Persons or the Indemnifying Person. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (i) for any Initial Purchaser, its Affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by Barclays Capital Inc. on behalf of the Initial Purchaser, (ii) for any Holder, its Affiliates, directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (iii) in all other cases shall be designated in writing by the Issuer. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the

Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
          (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any Losses referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuer and the Guarantors on the one hand, and the Holders on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Issuer and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          (e) The Issuer, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the Losses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          (f) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
          (g) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser or any Holder, their respective Affiliates or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Issuer or the Guarantors their respective Affiliates or the officers or directors of or any Person controlling the Issuer or the

Guarantors (iii) acceptance of any of the Exchange Securities and (iv) any sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement.
          7. Rules 144 and 144A. In the event the Parent is not subject to Section 13 or 15(d) of the Exchange Act, each of the Issuer and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act to permit resales of such Transfer Restricted Securities pursuant to Rule 144A. Each of the Issuer and the Guarantors further covenants that, for so long as any Transfer Restricted Securities remain outstanding, it will use its reasonable best efforts to take such further action as any Holder may reasonably request in writing, all to the extent required from time to time to enable such holder to sell the Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 any similar rule or regulation hereafter adopted by the SEC.
          8. General.
          (a) Securities Held by the Issuer. Whenever the consent or approval of Holders of a specified percentage of the aggregate principal amount of Securities or Exchange Securities is required hereunder, Securities or Exchange Securities, as applicable, held by either the Issuer or its Affiliates (other than subsequent Holders of Securities or Exchange Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or Exchange Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
          (b) No Inconsistent Agreements. The Issuer and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Issuer or any Guarantor, as applicable, under any other agreement and (ii) neither the Issuer nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof.
          (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 6 shall be effective as against any Holder of Transfer Restricted Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 8(c) shall be by a writing executed by each of the parties hereto.
          (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimilie, or any courier guaranteeing overnight delivery:
          (i) if to a Holder, at the most current address maintained by the Trustee (as such term is defined in the Indenture), with a copy in like manner to Barclays Capital Inc.;

          (ii) if to the Initial Purchaser, to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Office of the General Counsel; and
          (iii) if to the Issuer or any Guarantor, to Trico Marine Services, Inc., 10001 Woodloch Forest Drive, Suite 610, The Woodlands, Texas 77380, Attention: General Counsel (Fax: (281) 203-5701), with a copy to Bartlit Beck Herman Palenchar & Scott LLP, 1899 Wynkoop Street, Suite 800, Denver, Colorado 80202, Attention: Polly Swartzfager (Fax: (303) 592-3140).
All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.
          (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchaser (in its capacity as Initial Purchaser) shall have no liability or obligation to the Issuer or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder (other than the Initial Purchaser, in its capacity as a Holder, if applicable) of, any of the obligations of such Holder under this Agreement.
          (f) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Issuer and the Guarantors on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.
          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          (h) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.
          (i) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void, unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Issuer, the Guarantors and the Initial Purchaser shall endeavor in good faith negotiations to replace such provisions with valid provisions, the economic effect of which comes as close as possible to that of the provisions that were held to be invalid, illegal, void, unenforceable or against public policy. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void, unenforceable or against public policy.
          (j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          (k) Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.
[Signature Pages to Follow]

     Please confirm that the foregoing correctly sets forth the agreement among the Issuer, the Guarantors and you.

Very truly yours, Trico Shipping AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

Trico Marine Services, Inc.
By:	/s/ Joseph S. Compofelice
	Name:	Joseph S. Compofelice
	Title:	Chief Executive Officer

Trico Marine Cayman, L.P. By: Trico Holdco LLC, General Partner
By:	/s/ Joseph S. Compofelice
	Name:	Joseph S. Compofelice
	Title:	President

Trico Holdco LLC
By:	/s/ Joseph S. Compofelice
	Name:	Joseph S. Compofelice
	Title:	President

Trico Supply AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman of the Board

Trico Subsea Holding AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman of the Board

DeepOcean Shipping III AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman of the Board

DeepOcean Shipping II AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman of the Board

[Signature Page to Registration Rights Agreement - 1]

Deep Ocean Shipping AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman of the Board

DeepOcean AS
By:	/s/ Joseph S. Compofelice
	Name:	Joseph S. Compofelice
	Title:	Chairman of the Board

Trico Supply (UK) Limited
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

Albyn Marine Limited
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

Ctc Marine Projects Limited
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

DeepOcean Brasil Servicos Ltda.
By:	/s/ Per Thuestad
	Name:	Per Thuestad
	Title:	Director

DeepOcean Maritime AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman of the Board

DeepOcean Management AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman of the Board

[Signature Page to Registration Rights Agreement - 2]

DeepOcean de Mexico S. de R.L. de C.V.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Manager

CTC Marine Norway AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman of the Board

CTC Marine Projects (Guernsey) Limited
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Director

DeepOcean Subsea Services Limited
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

DeepOcean B.V.
By:	/s/ Mads Bardsen
	Name:	Mads Bardsen
	Title:	Director

DeepOcean UK Ltd.
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Manager

Servicios de Soporte Profesional Administrativo, S. de R.L. de C.V.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Manager

[Signature Page to Registration Rights Agreement - 3]

Trico Subsea AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman of the Board

Accepted on behalf of the Initial Purchaser: By: BARCLAYS CAPITAL INC.
By:	/s/ Paul Cugno
	Name:	Paul Cugno
	Title:	Managing Director

[Signature Page to Registration Rights Agreement - 4]